SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2011


             SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-6658          04-2217279
_______________	_____________	__________________
(State or other   (Commission       (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                     70 Orville Drive
                  Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


                       (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                       Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company has agreed to the Fourth Amended and Restated Consulting Agreement with Joseph G. Cremonese, the Chairman of its Board of Directors, and his affiliate, Laboratory Innovation Company, Ltd. The Agreement extends the term of their consultancy services from December 31, 2010 to December 31, 2011 on the same terms as the Third Amended and Restated Consulting Agreement, which provided, inter alia, a compensation of $3,000 per month subject to increase or decrease in the event services were more than 60 days during the 12 month period at the guaranteed rate of $600 per day. Either the Company or the Consultants may terminate the Agreement, except for their confidentiality and non-competition covenants on at least 60 days prior notice




ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits


Exhibit No.		Exhibit
___________		_______
10A-1             Copy of Consulting Agreement


                       SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            SCIENTIFIC INDUSTRIES, INC.
                            (Registrant)


Date:	January 18, 2011
                            By: /s/ Helena R. Santos
                            ________________________
                            Helena R. Santos,
                            President and Chief Executive
                            Officer